UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 28, 2020

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) & (b)	Voting Results for 2020 Annual Meeting

On April 28, 2020, First Horizon held its annual meeting of shareholders. At the annual meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
Kenneth A. Burdick	251,620,322.844	6,799,959.827	290,802.650	24,651,761.000
John C. Compton	250,714,633.722	7,454,972.949	541,478.650	24,651,761.000
Wendy P. Davidson	255,014,472.404	3,424,733.459	271,879.458	24,651,761.000
Mark A. Emkes	248,826,358.975	9,416,834.417	467,891.929	24,651,761.000
Corydon J. Gilchrist	255,619,206.841	2,638,128.115	453,750.365	24,651,761.000
D. Bryan Jordan	247,212,899.678	9,343,885.148	2,154,300.495	24,651,761.000
Vicki R. Palmer	247,467,841.685	10,542,826.986	700,416.650	24,651,761.000
Colin V. Reed	248,485,428.062	9,792,234.038	433,423.221	24,651,761.000
Cecelia D. Stewart	254,559,666.298	3,418,589.565	732,829.458	24,651,761.000
Rajesh Subramaniam	255,054,199.487	3,205,321.965	451,563.869	24,651,761.000
R. Eugene Taylor	254,256,109.144	3,708,614.593	746,361.584	24,651,761.000
Luke Yancy III	249,334,138.164	8,247,037.121	1,129,910.036	24,651,761.000

Vote Item 2: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the 2020 Proxy Statement	243,132,473.672	14,543,096.372	1,035,515.277	24,651,761.000

 Vote Item 3: Ratification of Appointment of Auditors

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	261,068,631.238	21,981,891.680	312,323.403	0

(c) & (d)	Not applicable.

*  *  *  *  *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 29, 2020	By: /s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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